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                                                                   Exhibit 10.33


                               SECURITY AGREEMENT


This Security Agreement is made effective February 8, 2000 between Geoworks Corporation, a Delaware corporation duly qualified to transact business in California ("Pledgee" or "Corporation") and Stephen T. Baker ("Pledgor").


                                    RECITALS


A. Pledgor has elected to purchase 51,563 incentive stock option shares of the Corporation's Common Stock issued pursuant to the Corporation's Stock Option Plan (the "Shares") for a total purchase price of $94,337.13.

B. Pledgor has elected to pay for such Shares with a promissory note (the "Note") and the Corporation has agreed to accept the Note provided that Pledgor enters into this Security Agreement and that certain Short Form Deed of Trust and Assignment of Rents ("Deed of Trust") of even date herewith to secure the payment and performance of Pledgor under the Note. The Note and the obligations thereunder are as set forth in Exhibit A hereto.

NOW, THEREFORE, it is agreed as follows:

1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under this Security Agreement and the Note, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number SFU4757, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Corporation who shall hold said certificate subject to the terms and conditions of this Security Agreement.

The Pledgor shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

2. Pledgor's Representations and Covenants. To induce Corporation to enter into this Security Agreement, Pledgor represents and covenants to Corporation, its successors and assigns, as follows:


        a. Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

        b. Encumbrances. The Shares are and will remain free of all other encumbrances, defenses and liens, and except for financing to pay for the Shares, Pledgor will not further encumber the Shares without the prior written consent of Corporation.


3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

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4. Default. Pledgor shall be deemed to be in default of the Note, this Security
Agreement, and the Deed of Trust (a "Default") in the event:

        a. Payment of principal or interest on the Note shall be delinquent for a period of 30 days or more;

        b. Pledgor fails to perform any of the covenants set forth in this Security Agreement for a period of 30 days after written notice thereof from Corporation; or

        c. Pledgor fails to perform any of the covenants set forth in the Deed of Trust for a period of 30 days after written notice thereof from Corporation.


In the case of an event of Default, as set forth above, Corporation shall have the right to accelerate payment of the Note upon notice to Pledgor, and Corporation shall thereafter be entitled to pursue its remedies under the California Commercial Code or any other remedy at law or in equity.



5. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

6. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral, without the prior written consent of Corporation.

7. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 5 above.

5. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against him, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Corporation may proceed as provided in the case of default.

6. Invalidity of Particular Provisions. Pledgor and Corporation agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

7. Successors or Assigns. Pledgor and Corporation agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Corporation" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

8. Governing Law. This Security Agreement shall be interpreted and governed under the laws of the State of California.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

        "PLEDGOR"

                             /s/ Stephen T. Baker
                             -------------------------------------
                             Stephen T. Baker


        "CORPORATION"        GEOWORKS CORPORATION
                             a Delaware corporation


                             By:     /s/ David L. Grannan
                                ----------------------------------
                                David L. Grannan
                                President/CEO

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                                                                       Exhibit A



                                 PROMISSORY NOTE


$94,337.13                                                  Alameda, California
                                                               February 8, 2000


FOR VALUE RECEIVED, Stephen T. Baker promises to pay to Geoworks Corporation, a Delaware corporation (the "Company" or "Holder"), or order, the principal sum of Ninety-Four Thousand Three Hundred Thirty-Seven Dollars and Thirteen Cents ($94,227.13), together with interest on the unpaid principal hereof from the date hereof at the rate of 6.0% per annum, compounded annually.

Principal and interest shall be due and payable on February 8, 2005. Should the undersigned fail to make full payment of principal or interest for a period of 10 days or more after the due date thereof, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. Payments of principal and interest shall be made in lawful money of the United States of America.

The undersigned may at any time prepay without penalty all or any portion of the principal or interest owing hereunder.

This Note is secured by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and by a mortgage of the real property described in the Short Form Deed of Trust and Assignment of Rents ("Deed of Trust") of even date herewith. This Note is subject to all the provisions of the Security Agreement and Deed of Trust.

The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned. This Note shall be governed and construed in accordance with the laws of the State of California.




                              /s/ Stephen T. Baker
                              -----------------------------
                                Stephen T. Baker

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